Exhibit 99.1

The Peoples Holding Company

Selected Financial Information

(Dollars in Thousands, Except Share Data)

Unaudited

	For The Three Months Ended December 31,			For The Year Ended December 31,
	2004	2003	% Change	2004	2003	% Change
Earnings Summary
Interest income	$21,076	$17,105	23.22%	$77,024	$70,810	8.78%
Interest expense	5,848	4,944	18.28	21,796	21,777	0.09

Net interest income	15,228	12,161	25.22	55,228	49,033	12.63
Provision for loan losses	(82)	544	(115.07)	1,547	2,713	(42.98)
Noninterest income	6,619	7,865	(15.84)	32,287	31,893	1.24
Noninterest expenses	16,631	13,210	25.90	60,709	53,193	14.13

Income before taxes and cumulative effect of accounting change	5,298	6,272	(15.53)	25,259	25,020	0.96
Income taxes	1,250	1,715	(27.11)	6,816	6,839	(0.34)

Income before cumulative effect of accounting change	4,048	4,557	(11.17)	18,443	18,181	1.44
Cumulative effect of accounting change	—	—	—	—	—	—

Net income	$4,048	$4,557	(11.17)%	$18,443	$18,181	1.44%

	33.62%
Common Stock Data

Earnings per share—basic	$0.45	$0.56	(19.64)%	$2.15	$2.20	(2.27)%
Earnings per share—diluted	0.44	0.55	(20.00)	2.14	2.19	(2.28)
Book value per share				19.79	16.79	17.87
Market value per share				33.10	33.00	0.30
Cash dividends per share	0.21	0.20	5.00	0.82	0.75	9.33
Weighted average shares outstanding	9,024,384	8,198,067	10.08	8,597,267	8,282,838	3.80
Weighted average shares outstanding—diluted	9,081,944	8,218,971	10.50	8,637,008	8,296,901	4.10
End of period shares outstanding				9,046,997	8,194,526	10.40

Balance Sheet Summary
Gross loans (excluding mortgage loans held for sale)				$1,141,480	$862,652	32.32%
Allowance for loan losses				14,403	13,232	8.85
Total investment securities				371,581	414,270	(10.30)
Total assets				1,707,545	1,415,214	20.66
Total deposits				1,318,677	1,133,931	16.29
Total borrowings				191,547	125,572	52.54
Shareholders' equity				179,042	137,625	30.09

	For The Three Months Ended December 31,			For The Year Ended December 31,
	2004	2003	% Change	2004	2003	% Change
Selected Ratios
Return on average assets *	0.95%	1.32%	(28.03)%	1.18%	1.33%	(11.28)%
Return on average shareholders' equity *	9.07	13.27	(31.65)	11.52	13.41	(14.09)
Return on average tangible shareholders' equity*	12.41	13.87	(10.53)	14.01	14.04	(0.21)
Shareholders' equity to assets (actual)				10.21	9.72	5.04
Net interest margin (TE) *	4.20	4.16	0.96	4.14	4.23	(2.13)
Noninterest income (less securities gains/losses) to average assets*	1.82	2.26	(19.47)	2.06	2.31	(10.82)
Noninterest expense to average assets*	3.92	3.84	2.08	3.87	3.88	(0.26)
Overhead ratio * **	2.10	1.58	32.91	1.81	1.57	15.29
Efficiency ratio	70.16	63.48	10.52	66.93	63.16	5.97
Allowance for loan losses to total loans				1.26	1.53	(17.65)
Reserve coverage of nonperforming loans				166.30	181.09	(8.17)
Nonperforming loans to total loans				0.76	0.85	(10.59)
Net charge-offs to average loans *	0.65	0.26	150.00	0.32	0.20	60.00
Average loans to average deposits	84.13	74.90	12.32	79.77	74.99	6.37
Average earning assets to average assets	89.10	90.65	(1.71)	89.91	90.64	(0.81)

*	Ratios annualized
**	The net overhead ratio is noninterest expense less noninterest income expressed as a percent of average assets
TE—tax	equivalent basis

Nonperforming Assets
Nonaccruing loans	$6,443	$4,624	39.34%
Accruing loans past due 90 days or more	2,218	2,683	(17.33)

Total nonperforming loans	8,661	7,307	18.53
ORE and repossessions	2,324	1,805	28.75

Total nonperforming assets	$10,985	$9,112	20.56%

The Peoples Holding Company

Allowance for Loan Losses

(Dollars in Thousands)

Unaudited

	For The Three Months Ended December 31,			For The Year Ended December 31,
	2004	2003	% Change	2004	2003	% Change
Reserve for loan losses at beginning of period	$16,309	$13,237	23.21%	$13,232	$12,203	8.43%
Acquisition of Renasant	—	—	—	2,845	—	—
Provision for loan losses	(82)	544	(115.07)	1,547	2,713	(42.98)
Loans charged-off	1,982	615	222.28	3,617	2,043	77.04
Recoveries of loans previously charged-off	158	66	139.39	396	359	10.31

Reserve for loan losses at end of period	$14,403	$13,232	8.85%	$14,403	$13,232	8.85%

The Peoples Holding Company

Loans and Credit Quality

(Dollars in Thousands)

Unaudited

	Loans, Net of Unearned Income As of December 31,		Non-performing Loans As of December 31,		Net Charge-offs For The Year Ended December 31,
	2004	2003	2004	2003	2004	2003
Commercial, financial, agricultural	$175,571	$140,149	$667	$885	$1,554	$459
Lease financing	10,809	12,148	163	—	—	—
Real estate—construction	96,404	50,848	794	—	—	—
Real estate—1-4 family mortgage	375,698	293,097	5,519	5,220	1,016	420
Real estate—commercial mortgage	395,047	280,097	1,293	1,051	117	480
Consumer	87,951	86,313	225	151	534	325

Total	$1,141,480	$862,652	$8,661	$7,307	$3,221	$1,684

The Peoples Holding Company

Condensed Consolidated Statements of Income

(Dollars in Thousands, Except Share Data)

Unaudited

	For The Three Months Ended December 31,			For The Year Ended December 31,
	2004	2003	% Change	2004	2003	% Change
Interest income:
Loans	$17,088	$13,406	27.47%	$60,411	$56,366	7.18%
Securities	3,987	3,660	8.93	16,436	14,211	15.66
Other	1	39	(97.44)	177	233	(24.03)

Total interest income	21,076	17,105	23.22	77,024	70,810	8.78

Interest expense:
Deposits	4,555	4,212	8.14	17,382	18,818	(7.63)
Borrowings	1,293	732	76.64	4,414	2,959	49.17

Total interest expense	5,848	4,944	18.28	21,796	21,777	0.09
Net interest income	15,228	12,161	25.22	55,228	49,033	12.63
Provision for loan losses	(82)	544	(115.07)	1,547	2,713	(42.98)

Net interest income after provision for loan losses	15,310	11,617	31.79	53,681	46,320	15.89

Noninterest income:
Service charges on deposit accounts	3,856	3,655	5.50	15,355	14,417	6.51
Fees and commissions	2,699	2,405	12.22	11,006	10,476	5.06
Trust revenue	419	407	2.95	2,147	1,748	22.83
Gains on sale of securities	(1,130)	82	(1,478.05)	(1,021)	191	(634.55)
BOLI Revenue	306	284	7.75	1,176	1,169	0.60
Merchant Discounts	39	330	(88.18)	672	1,287	(47.79)
Gain on Sale of Merchant Business	—	—	—	1,000	—	—
Other	430	702	(38.75)	1,952	2,605	(25.07)

Total noninterest income	6,619	7,865	(15.84)	32,287	31,893	1.24

Noninterest expenses:
Salaries and employee benefits	8,833	7,379	19.70	33,484	29,486	13.56
Data processing	1,159	1,062	9.13	4,483	4,094	9.50
Net occupancy	1,118	868	28.80	3,845	3,382	13.69
Equipment	1,288	779	65.34	3,949	3,092	27.72
Other	4,233	3,122	35.59	14,948	13,139	13.77

Total noninterest expenses	16,631	13,210	25.90	60,709	53,193	14.13

Income before taxes and cumulative effect of accounting change	5,298	6,272	(15.53)	25,259	25,020	0.96
Income taxes	1,250	1,715	(27.11)	6,816	6,839	(0.34)

Income before cumulative effect of accounting change	4,048	4,557	(11.17)	18,443	18,181	1.44
Cumulative effect of accounting change	—	—	—	—	—	—

Net income	$4,048	$4,557	(11.17)%	$18,443	$18,181	1.44%

The Peoples Holding Company

Average Consolidated Balance Sheet and Net Interest Analysis *

(Dollars in Thousands)

Unaudited

	For The Three Months Ended December 31		For The Year Ended December 31
	2004	2003	2004	2003
Earning assets
Loans and leases:
Interest (TE)	$17,182	$13,521	$60,809	$56,890
Average balance	1,128,631	854,358	1,000,713	860,303
Yield	6.06%	6.28%	6.08%	6.61%

Interest bearing bank balances, federal funds sold and repos:
Interest	60	42	238	236
Average balance	7,929	15,618	14,321	25,891
Yield	3.01%	1.07%	1.66%	0.91%

Investment securities:
Interest (TE)	4,561	4,407	19,152	17,173
Average balance	377,482	377,451	394,456	356,166
Yield	4.83%	4.67%	4.86%	4.82%

Total earning assets:
Interest (TE)	21,803	17,970	80,199	74,299
Average balance	1,514,042	1,247,427	1,409,490	1,242,360
Yield	5.74%	5.73%	5.69%	5.98%

Interest bearing liabilities
Interest bearing demand deposit accounts:
Interest	67	18	175	80
Average balance	28,027	6,521	17,351	6,163
Rate	0.95%	1.10%	1.01%	1.30%

Savings and money market accounts:
Interest	1,119	1,026	4,378	4,682
Average balance	533,426	447,295	509,053	431,264
Rate	0.83%	0.91%	0.86%	1.09%

Time deposits:
Interest	3,369	3,168	12,829	14,056
Average balance	582,504	522,166	549,036	539,293
Rate	2.30%	2.41%	2.34%	2.61%

Total interest bearing deposits:
Interest	4,555	4,212	17,382	18,818
Average balance	1,143,957	975,982	1,075,440	976,720
Rate	1.58%	1.71%	1.62%	1.93%

Other interest bearing liabilities:
Interest	1,293	732	4,414	2,959
Average balance	161,263	84,495	137,008	83,293
Rate	3.19%	3.44%	3.22%	3.55%

Total interest bearing liabilities:
Interest	5,848	4,944	21,796	21,777
Average balance	1,305,220	1,060,477	1,212,448	1,060,013
Rate	1.78%	1.85%	1.80%	2.05%

Net interest income (TE)	$15,955	$13,026	$58,403	$52,522
Net interest margin (TE)	4.20%	4.16%	4.14%	4.23%
Net interest spread (TE)	3.96%	3.88%	3.89%	3.93%

*	Interest amounts annualized for purposes of calculating yields and rates

TE—taxable equivalent basis